Exhibit 10.37
EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of February 22, 2017 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of September 10, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, including as amended by the First Amendment, dated as of June 26, 2015, the Second Amendment, dated as of April 1, 2016, and the Third Amendment, dated as of December 8, 2016, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-syndication agents, Bank of America, N.A. and Deutsche Bank Securities Inc. as co-documentation agents and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, MVWC, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, MVWC and the Borrower have requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, Lenders constituting the Required Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.      Amendments. The Credit Agreement shall be amended as of the Fourth Amendment Effective Date (as defined below) as set forth below.
(a)    Amendments to Section 1.1 (Defined Terms).    Section 1.1 of the Credit Agreement is hereby amended as follows:
(i)    by inserting the following definitions in proper alphabetical order:
“Fourth Amendment”: the Fourth Amendment, dated as of February 22, 2017, among the Borrower, Marriott Vacations Worldwide Corporation, the Administrative Agent and the Lenders party thereto.
“Fourth Amendment Effective Date”: as defined in the Fourth Amendment.

(ii)    by amending the definition of “Consolidated Adjusted EBITDA” as follows: by inserting the word “and” at the end of clause (b) thereof; by deleting clause (c) thereof in its entirety; by replacing the reference to clause (d) in the proviso to clause (d) thereof with a reference to clause (c); by renumbering clause (d) thereof as clause (c); by deleting the word “minus” after clause (y) thereof; and by deleting clause (z) thereof in its entirety;
(iii)    by deleting the definition of “Developer Capital Spending” in its entirety; and

(iv)    by deleting the definition of “Time Share Development Property Capital Expenditures” in its entirety.
SECTION 3.      Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Fourth Amendment Effective Date”):
(a)    The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) MWVC, (B) the Borrower, (C) Lenders constituting the Required Lenders and (D) the Administrative Agent.
(b)    After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Fourth Amendment Effective Date as if made on and as of the Fourth Amendment Effective Date (or to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date).
(c)    No Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or after giving effect to the amendments contemplated herein and any extensions of credit requested to be made on the Fourth Amendment Effective Date.
(d)    All governmental and third party approvals necessary in connection with the transactions contemplated hereby and by the Credit Agreement shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or, to the Borrower’s knowledge, threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.
(e)    The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented to the Borrower on or before the Fourth Amendment Effective Date.
(f)    The Administrative Agent and the other Lenders shall have received, at least 5 days prior to the Fourth Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, previously requested of the Borrower by the Administrative Agent.
SECTION 4.      Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that, after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement or the other Loan Documents are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Fourth Amendment Effective Date as if made on and as of the Fourth Amendment Effective Date (or to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) no Default or Event of Default has occurred and is continuing and no Default or Event of Default will occur after giving effect to the amendments contemplated herein and any extensions of credit requested to be made on the Fourth Amendment Effective Date.
SECTION 5.      Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
SECTION 6.      Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.
SECTION 7.      GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 8.      Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)    This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required Lenders. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: V.P.

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: V.P.

[Signature Page to Fourth Amendment to MVW Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President
BANK OF AMERICA, N.A., as a Lender

By:	/s/ Suzanne E. Pickett
Name: Suzanne E. Pickett
Title: Vice President
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President
SUNTRUST BANK, as a Lender

By:	/s/ David A. Ernst
Name: David A. Ernst
Title: Vice President

[Signature Page to Fourth Amendment to MVW Second Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Kelly Heimrich
Name: Kelly Heimrich
Title: Authorized Signatory
WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title: Vice President
BANK OF HAWAII, as a Lender

By:	/s/ Rod Peroff
Name: Rod Peroff
Title: Vice President
THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Abdullah Dahman
Name: Abdullah Dahman
Title: Vice President
FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Derek Chang
Name: Derek Chang
Title: Vice President

[Signature Page to Fourth Amendment to MVW Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

[Signature Page to Fourth Amendment to MVW Second Amended and Restated Credit Agreement]